Note 7 - Prepaid FDIC Assessments	12 Months Ended
Dec. 31, 2012
Schedule of Regulatory Assets and Liabilities [Text Block]
NOTE 7 - PREPAID FDIC ASSESSMENTS

On September 29, 2009, the FDIC adopted a Notice of Proposed Rule making it mandatory that insured depository institutions prepay their quarterly risk-based assessments to the FDIC on December 30, 2009 for the fourth quarter of 2009 and for the years 2010 through 2012.  In 2011, the FDIC changed how risk based assessments are calculated.  As a result, the Bank had prepaid FDIC assessments amounting to $228,121 at December 31, 2012 and $946,819 at December 31, 2011 and such amounts are included in other assets in the accompanying consolidated balance sheets.  The FDIC will apply the Bank’s first two quarterly assessments in 2013 against the remaining prepaid balance and will refund to the Bank any remaining prepaid balance at the end of the second quarter of 2013.